UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 2, 2012

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this current report on Form 8-K, references to “CenturyLink,” “we,” “us” and “our” refer to CenturyLink, Inc.

Item 8.01             Other Events.

We have filed this current report on Form 8-K to update the historical and pro forma financial information that we filed with the Securities and Exchange Commission on May 17, 2011, following our acquisition of Qwest Communications International Inc. on April 1, 2011.  The unaudited pro forma combined condensed statement of income for the year ended December 31, 2011 filed herewith also reflects our acquisition of SAVVIS, Inc. on July 15, 2011, and is prepared based on the assumption that we acquired Qwest International Communications Inc. and SAVVIS, Inc. on January 1, 2011.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The audited consolidated balance sheets of Qwest Communications International Inc. and subsidiaries (“Qwest”) as of December 31, 2011 and December 31, 2010 and the related audited consolidated statements of operations, stockholders’ (deficit) equity and comprehensive (loss) income, and cash flows for the period from April 1, 2011 to December 31, 2011, the period from January 1, 2011 to March 31, 2011 and each of the years in the two-year period ended December 31, 2010, and the notes related thereto, which were included in Part II of Qwest’s Annual Report on Form 10-K for the year ended December 31, 2011 (filed March 2, 2012), are filed as Exhibit 99.1 to this current report on Form 8-K and are incorporated herein by reference.

(b)           Pro forma financial information.

Unaudited pro forma combined condensed financial information reflecting our acquisitions of Qwest and Savvis, Inc, is attached as Exhibit 99.2 to this current report Form 8-K.

(c)           Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on form 8-K to be signed on its behalf by the undersigned officer hereunto duly authorized.

CENTURYLINK, INC.

Dated: March 2, 2012	By:	/s/ David D. Cole
David D. Cole
Senior Vice President, Controller and Operations Support (Chief Accounting Officer)

EXHIBIT INDEX *

Exhibit No.	Description
99.1

The audited consolidated balance sheets of Qwest Communications International Inc. and subsidiaries as of December 31, 2011 and December 31, 2010 and the related audited consolidated statements of operations, stockholders’ (deficit) equity and comprehensive (loss) income, and cash flows for each of the years in the three-year period ended December 31, 2011, and the notes related thereto (incorporated by reference to Part II of Qwest’s Annual Report on Form 10-K for the year ended December 31, 2011, filed on March 2, 2012).

99.2	Unaudited Pro Forma Combined Condensed Financial Information.
99.3	Consent of KPMG LLP, independent registered public accounting firm for Qwest Communications International Inc.

* Each exhibit listed above is filed herewith, except for Exhibit 99.1, which is incorporated by reference herein as indicated.